SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


 February 14, 2003
 -----------------
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)


000-22608                                                             59-3204891
-----------------------                                   ----------------------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
-------------------------------------------------------------------   ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.
---------------------

On February 14, 2003, the registrant issued a release announcing that the board of directors authorized a three-for-two split of its common stock effective February 28, 2003.


The press release announcing the distribution is attached as Exhibit 99.1.

Item 7. Financial Statements and Other Exhibits.
        ---------------------------------------

Exhibit 99.1 Press Release dated February 14, 2003.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FFLC BANCORP, INC.


Date:  February 14, 2003         By:   /s/ Stephen T. Kurtz
                                       -----------------------------------------
                                       Stephen T. Kurtz, President and Chief
                                       Executive Officer

Date:  February 14, 2003         By:   /s/Paul K. Mueller
                                       -----------------------------------------
                                       Paul K. Mueller, Executive Vice President
                                       and Chief Financial Officer